FFW CORPORATION

                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (260) 563-3185


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

                         To be Held on October 22, 2002


     Notice  is  hereby  given  that an  Annual  Meeting  of  Stockholders  (the
"Meeting") of FFW Corporation ("FFW" or the "Company") will be held at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m. Wabash, Indiana time, on October 22, 2002.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending June 30, 2003;

and such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 9, 2002 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Wayne W. Rees

                                            WAYNE W. REES
                                            Chairman of the Board

Wabash, Indiana
September 20, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                                 FFW CORPORATION

                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (260) 563-3185

                         ------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

                                October 22, 2002

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of FFW Corporation ("FFW" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company, located at 1205 North Cass Street, Wabash, Indiana, on October 22, 2002, at 2:30 p.m., Wabash, Indiana time, and all adjournments and postponements of the annual meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about September 20, 2002. Certain of the information provided herein relates to First Federal Savings Bank of Wabash, a wholly-owned subsidiary of the Company ("First Federal" or the "Bank").


Matters to be Considered at the Annual Meeting

     At the annual meeting, stockholders of the Company will be asked to consider and vote upon (i) the election of three directors of the Company and
(ii) the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending June 30, 2003.


Vote Required and Proxy Information

     All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek and Company LLP. The Company is not aware of any matters, other than those described in the Notice of the Annual Meeting, that are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, proxies for the stockholder will have the discretion to vote on such matters in accordance with their best judgment.

     The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the annual meeting. Proxies marked to abstain or withhold authority to vote on one or more director nominees and broker non-votes will be counted for purposes of determining a quorum.

     Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast, and therefore will result in the director receiving fewer votes.

     The ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the annual meeting; or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Christine K. Noonan, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.


Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on September 9, 2002 (the "Voting Record Date"), will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,363,275 shares of Common Stock issued and outstanding. The following table sets forth information, as of the Voting Record Date, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers as a group. See "Proposal I - Election of Directors" for beneficial share ownership of the directors.

                                                       Shares
                                                    Beneficially      Percent
Beneficial Owner                                       Owned         of Class
---------------------------------------------       ------------    ----------
Banc Fund IV L.P. and Banc Fund V L.P.
208 S. LaSalle Street
Chicago, IL 60604                                      69,646 (1)      5.1%

First Manhattan Co.
437 Madison Avenue
New York, NY 10022                                    121,610 (2)      8.9%

Lee Ann George
30 Garden Drive
Wabash, IN  46992                                     127,683          9.4%

Directors and executive officers of the
  Company and the Bank as a group (10 persons)        208,897 (3)     15.2%
---------------
(1) As reported in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 13, 2002, Banc Fund IV L.P. and Bank Fund V L.P. are Illinois limited partnerships, the general partner of Banc Fund IV L.P. is MidBanc IV L.P., an Indiana limited partnership, and the general partner of Banc Fund V L.P. is MidBanc V L.P., an Illinois limited partnership. The general partner of MidBanc IV L.P. is ChiCorp Management IV, Inc., an Illinois corporation. The general partner of MidBanc V L.P. is The Banc Funds Company, L.L.C., an Illinois limited liability company controlled by Charles J. Moore. The sole shareholder of Management IV, Inc. is The Banc Funds Company, L.L.C. Charles J. Moore manages BancFund IV L.P. and Banc Fund V L.P. and controls ChiCorp Management IV, Inc. and The Banc Funds Company, L.L.C. Banc Fund IV L.P. reported sole voting and no dispositive power over 64,646 shares and Banc Fund V L.P. reported sole voting and no dispositive power over 5,000 shares.
(2) As reported in an amendment to a Schedule 13G filed with the SEC on February 14, 2002, in which First Manhattan Co. reported sole voting and dispositive power over all shares listed.
(3) Includes shares held directly, as well as, jointly with family members residing in the homes of the directors and executive officers, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have voting and/or investment power. This table includes 11,516 shares subject to options granted to directors and executive officers as a group which are exercisable within 60 days of September 9, 2002, 4,750 restricted shares, and 3,670 shares held in the Bank's 401(k) plan (the "401(k) Plan") as of June 30, 2002. Excludes options for 23,581 shares which are not exercisable within 60 days of September 9, 2002.


Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports are established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2002, the Company believes that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except as provided below. The Company is aware of a filing of a Form 4 about two months late by Christine K. Noonan related to her exercise of stock options for 2,224 shares on December 5, 2002, a filing about 30 days late by Timothy A. Sheppard to report his exercise of a stock option for 516 shares, and a filing several years late by J. Stanley Myers to report his wife's acquisition of 160 shares and his acquisition of 1,000 shares.


                       PROPOSAL I - ELECTION OF DIRECTORS

General

     The Company's Board of Directors currently consists of seven members divided into three classes. Each year one class of directors is elected to serve for a three-year period or until their respective successors are elected and qualified. Directors generally must have their principal domicile in Wabash County, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Wabash County for at least a continuous period of 12 months during the five years prior to their nomination to the Board. John N. Philippsen was added to the Board of Directors of the Company and the Bank in November, 2001 for a term ending in 2002.

     The following table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. A nominating committee consisting of outside directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.


                                                                                          Shares of
                                                        Director    Director               Common
                                                         of the      of the     Term        Stock       Percent
                                Position(s) Held          Bank      Company      to      Beneficially      of
Name                      Age   in the Company           Since       Since      Expire    Owned (1)      Class
----------------------    ---   ---------------         --------    --------    ------   ------------   -------
Nominee
Thomas L. Frank           59    Director                  1987        1992       2005      35,464(2)     2.6%
J. Stanley Myers          56    Director                  1985        1992       2005      35,534(3)     2.6%
John N. Philippsen        50    Director                  2001        2001       2005         950        *

Directors Continuing
  in Office
Roger K. Cromer           37    President, CEO and
                                   Director               2001        2001       2004      21,533(4)     1.6%
Joseph W. McSpadden       55    Director                  1987        1992       2004      22,374(5)     1.6%
Wayne W. Rees             65    Chairman of the Board     1983        1992       2003      52,374(6)     3.8%
Ronald D. Reynolds        56    Director                  1991        1992       2003      22,374(7)     1.6%

------------------
*    Under 1% of outstanding shares
(1) Based upon information furnished by the respective directors and director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares owned by members of the immediate families of the directors residing in their homes.
(2) Includes 20,000 shares held jointly with Mr. Frank's spouse, and 1,500 shares subject to stock options exercisable within 60 days of September 9, 2002. Excludes 500 shares subject to options not exercisable within 60 days of September 9, 2002.
(3) Includes 1,500 shares subject to stock options exercisable within 60 days of September 9, 2002. Excludes 500 shares subject to options not exercisable within 60 days of September 9, 2002.
(4) Includes 1,750 restricted shares, 3,000 shares subject to stock options exercisable within 60 days of September 9, 2002, and 2,555 shares held in the 401(k) Plan as of June 30, 2002. Excludes 14,997 shares subject to options not exercisable within 60 days of September 9, 2002.
(5) Includes 1,500 shares subject to stock options exercisable within 60 days of September 9, 2002. Excludes 500 shares subject to options not exercisable within 60 days of September 9, 2002, 2,000 shares held by a corporation in which Mr. McSpadden is a minority shareholder and 2,600 shares held by Mr. McSpadden's parents.
(6) Includes 40,950 shares held jointly with Mr. Rees' spouse and 1,500 shares subject to stock options exercisable within 60 days of September 9, 2002. Excludes 500 shares subject to options not exercisable within 60 days of September 9, 2002.
(7) Includes 10,000 shares held jointly with Mr. Reynolds' spouse, and 1,500 shares subject to stock options exercisable within 60 days of September 9, 2002. Excludes 500 shares subject to options not exercisable within 60 days of September 9, 2002.

     The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Roger K. Cromer is the President and Chief Executive Officer of the Company and Bank, positions he has held since July 2000. From October 1998 until July 2000, Mr. Cromer was the Chief Financial Officer and Treasurer of the Company and Bank. He became a director of the Company and Bank in February 2001.

     Joseph W. McSpadden. Mr. McSpadden is the Vice President and part owner of Beauchamp & McSpadden, an insurance agency located in Wabash, Indiana.

     Thomas L. Frank. Mr. Frank is the Comptroller for B. Walter & Company, a manufacturer of metal components used in furniture located in Wabash, Indiana. He is also Comptroller and part owner of Walter Dimension Co., a manufacturer of wood furniture components located in Jameston, Tennessee.

     J. Stanley Myers. Mr. Myers is the owner and operator of ServiSoft Water Conditioning, Inc., a soft water appliance company located in Wabash, Indiana.

     John N. Philippsen. Mr. Philippsen has served since 2000 as the Chief Financial Officer of The Ford Meter Box Co., a waterworks brass and pipe products manufacturer based in Wabash, Indiana. Theretofore from 1998 to 2000 he served as Chief Financial Officer of Kennedy Manufacturing Co., a tool storage manufacturer based in Van Wert, Ohio.

     Wayne W. Rees. Mr. Rees is the owner and publisher of The Paper of Wabash County, Inc., a newspaper published in Wabash, Indiana. Mr. Rees has been Chairman of the Board of the Company since December 1992. Mr. Rees has served as Chairman of the Bank's Board of Directors since July 1992.

     Ronald D. Reynolds. Mr. Reynolds is the owner of J. M. Reynolds Oil Co., Inc., an oil supply company located in Wabash, Indiana.


Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2002. During fiscal 2002, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Audit, Stock Option and Nominating Committees, as well as other committees which meet as needed.

     The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors. The Audit Committee is composed of Directors Frank, Philippsen and Myers. Each of these directors meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. This committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

     * reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

     * ascertaining the existence of effective accounting and internal control systems; and

     *    overseeing the entire audit function (both internal and independent).

In fiscal 2002, the Audit Committee met four times.

     The Stock Option Committee is comprised of Directors Frank, Myers and Reynolds. This Committee is responsible for administering the Company's 1992 Stock Option and Incentive Plan and 1998 Omnibus Incentive Plan, as well as reviewing compensation and benefit matters. This Committee met two times during the fiscal year ended June 30, 2002.

     The Nominating Committee is comprised of Directors Wayne W. Rees, Ronald D. Reynolds and Joseph W. McSpadden. This committee was responsible for selecting nominees for election as directors. Pursuant to the Company's By-laws, nominations by stockholders must be delivered in writing (as prescribed by the By-laws) to the Secretary of the Company at least 90 days before the date of the annual meeting; provided, however, that if less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure includes the date of the annual meeting specified in the Company's By-Laws if the annual meeting is held on such date), notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made. This Committee met one time during the fiscal year ended June 30, 2002.


Executive Officers of the Company Who Are Not Directors

     The following information as to the business experience during the past five years is supplied with respect to executive officers of the Company who do not serve on the Company's Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

     Christine K. Noonan, age 52, is Senior Vice President and Chief Operations Officer and Secretary of First Federal, and also serves as Secretary of the Company. She served as Vice President and Chief Operations Officer of the Bank since 2000, and became Senior Vice President in 2002. Mrs. Noonan joined First Federal in 1987 as secretary to the President and became the Data Processing Manager in 1989. Other duties over the years include new accounts, customer service, IRA administrator, loan clerk, mortgage lending, and compliance. Prior to joining First Federal, Mrs. Noonan worked for a company in Warsaw, Indiana for nine years that handled all aspects of qualified pension plans and financial planning.

     Timothy A. Sheppard, age 34, is Vice President and Controller of First Federal, and also serves as Treasurer and Chief Accounting Officer of the Company, positions he has held since October 2000. Prior to joining First
Federal, Mr. Sheppard was employed by Home Bancorp and Home Loan Bank fsb located in Fort Wayne, Indiana from 1995 to 2000 in a variety of positions, including Assistant Treasurer from 1995 to 1999 and Treasurer from 1999 to 2000.

     Noah T. Smith, age 31, is Vice President of Commercial Loans of First Federal, a position he has held since August 2000. Prior to joining First Federal, Mr. Smith was employed by Indiana Lawrence Bank located in North Manchester, Indiana from 1993 to 2000 in a variety of lending positions, including Assistant Vice President from 1997 to 2000.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent FFW Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2002.

          The Audit Committee (the "Committee") has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended June 30, 2002. The Committee has discussed with Crowe, Chizek and Company LLP ("Crowe Chizek") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures and the letter from Crowe Chizek required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors subsequently approved) that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002. The Committee has also considered whether the provision of services by Crowe Chizek not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek's independence. The
     Committee  has  concluded  that  Crowe  Chizek's   independence   has  been
     maintained.

                               John N. Philippsen
                                Thomas L. Frank
                                J. Stanley Myers


Director Compensation

     Cash Compensation. The Company's directors are paid a fee of $250 per meeting attended for serving on the Company's Board of Directors. No fee is paid for membership on the Board committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors for which each director, other than the Chairman, receives a fee of $850 per meeting attended. The Chairman of the Board of the Bank receives a fee of $950 per Bank Board meeting attended. No fees are paid to directors of the Bank for committee membership.

     Deferred Compensation Plan ("DCP"). In 1986, First Federal adopted the DCP for the benefit of its directors. The DCP is a voluntary deferred compensation plan which permits directors of the Bank to defer receipt of all or a portion of their regular board fees. This plan was established to attract and retain quality directors by providing a retirement benefit in amounts related to Board fees deferred annually. Under the DCP, a participant or his beneficiary will receive retirement payments (equal to the amount deferred plus interest accrued thereon) payable in monthly installments upon retirement from the Board at age 70.

     If the director's service on the Board ceases for any reason other than death or disability, prior to age 70, amounts deferred pursuant to the DCP will be held by the Bank until the director reaches age 70. In the event of death or disability of the director while serving on the Bank's board, monthly or annual payments will be made to the director or his designated beneficiary. In the event of the director's death following retirement, the remaining benefits will be paid to the designated beneficiary. These benefit payments are not subject to any reduction for Social Security benefits or other offset amounts. Until disbursed, the amounts due and payable under the DCPs continue to be assets of the Bank, subject to the claims of general creditors. During fiscal 2002, no directors deferred compensation pursuant to the DCP.


Executive Compensation

     The following table sets forth information regarding compensation paid to the Chief Executive Officer of the Company during the three fiscal years ended June 30, 2002. No other executive officer earned a salary and bonus for fiscal 2002 in excess of $100,000.


                                     Summary Compensation Table

                                                                   Long Term
                                 Annual Compensation          Compensation Awards
                        --------------------------------   -------------------------
                                                            Restricted                  All Other
Name and                                                      Stock        Options/    Compensation
Principal Position      Year   Salary ($)(1)   Bonus ($)   Award(s) ($)    SARs (#)       ($) (4)
---------------------   ----   -------------   ---------   ------------   ----------   ------------
Roger K. Cromer         2002    $103,270       $21,798          --            --         $21,247
   President and CEO    2001      98,131        18,268     $11,375 (2)    20,000 (3)      21,128
                        2000      84,265 (5)    17,225      13,375 (6)        --           9,410

--------------
(1) Includes compensation deferred at Mr. Cromer's election pursuant to the 401(k) plan.
(2) Represents the value of 1,000 shares of restricted stock based on the $11.375 closing price per share of the Common Stock on the Nasdaq Small Cap Market on February 6, 2001, the date of grant. Twenty-five percent of the 1,000 shares vests on each annual anniversary date of the grant. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of Common Stock. Based on the closing price per share of the Common Stock on the Nasdaq Small Cap Market on June 28, 2002, the 750 restricted shares held by Mr. Cromer on June 30, 2002, had a value of $11,625.
(3) Mr. Cromer was granted an option to purchase 20,000 shares of Common Stock on February 6, 2001. The exercise price of this option is $11.375 per share, the Nasdaq Small Cap Market closing price on the date of grant. This option will vest over four years with 25% vesting each year on the anniversary of the grant date.
(4) Includes matching contributions to Mr. Cromer's 401(k) Plan account, contributions to Mr. Cromer's ESOP account, insurance premiums paid on behalf of Mr. Cromer, and director's fees.
(5) Represents value of 1,000 shares of restricted stock based on the $13.375 closing price per share of the Common Stock on the Nasdaq Small Cap Market on September 28, 1999, the date of grant. Twenty-five percent of the 1,000 shares vests on each anniversary date of the grant. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. Based on the closing price per share of the Common Stock on the Nasdaq Small Cap Market on June 28, 2002, the 500 restricted shares held by Mr. Cromer on June 30, 2002, had a value of $7,750.

     The following table sets forth information regarding option exercises by Mr. Cromer during fiscal 2002, the number and value of stock options at June 30, 2002 held by him on that date.


          Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

                                                                                    Value of Unexercised
                                                     Number of Unexercised              In-the-Money
                                                       Options at Fiscal              Options at Fiscal
                      Shares                              Year-End (#)                 Year-End ($) (1)
                     Acquired          Value       ---------------------------   ---------------------------
Name              On Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
---------------   ---------------   ------------   -----------   -------------   -----------   -------------
Roger K. Cromer        5,003           $13,133        3,000          14,997         $3,750         $61,863

-------------------
(1) Represents the difference between the closing price per share of the Common Stock on the Nasdaq Small Cap Market on June 28, 2002, which was $15.50 per share, and the exercise price per share of the option, multiplied by the number of shares underlying the option. An option is in the money if the exercise price is less than the market value of the Common Stock. All of Mr. Cromer's options were in the money as of June 30, 2002.

     No stock appreciation rights or stock options were granted to the Company's Chief Executive Officer during fiscal 2002.


Employment Agreement with Roger K. Cromer

     The Bank has an employment agreement with Mr. Cromer for a three-year term. The term may be extended for an additional year on each anniversary of the effective date of the agreement, subject to review and approval of the extension by the Board of Directors of the Bank. The agreement provides for an annual base salary no less than Mr. Cromer's base salary as of the effective date of the agreement, subject to increase in the discretion of the Bank's Board of Directors. The agreement also provides for bonuses to be awarded in the discretion of the Bank's Board of Directors. The agreement provides for termination in the event of Mr. Cromer's death, for cause or upon certain events specified by Office of Thrift Supervision regulations. The agreement may be terminated by Mr. Cromer upon 90 days notice to the Bank. The agreement provides that if there is a change in control of the Company or the Bank, and Mr. Cromer's employment terminates involuntarily in connection with such change in control or within 12 months thereafter, he will be entitled to receive a lump sum amount in cash equal to 299% of his "base amount" of compensation as of the effective date of the agreement. If the payments provided for in the contract, together with any other payments made to Mr. Cromer by the Bank are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under such rules. Assuming a change in control were to take place as of June 30, 2002, the termination payment payable to Mr. Cromer pursuant to this change in control provision would be approximately $317,000. The Bank has similar employment agreements with three other executive officers. The aggregate payments to such three officers as of June 30, 2002, in the event of their involuntary termination within 12 months following a change in control would be approximately $160,000.


Certain Transactions

     The Bank, like many financial institutions, has followed a policy of granting to eligible officers, directors, employees and members of their immediate families loans secured by the borrower's residence and consumer loans. All such loans are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.


            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement with Crowe, Chizek and Company LLP to be its auditors for the fiscal year ending June 30, 2003, subject to the ratification of the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if desired.


Audit Fees

     Aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2002 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $44,050.


All Other Fees

     Other than audit fees, the aggregate fees billed to the Company by Crowe, Chizek and Company LLP for fiscal 2002 were $64,935. The Company did not incur any fees related to financial information systems design and implementation.

     The Audit Committee of the Board of Directors has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2002 by Crowe, Chizek and Company LLP, the Company's principal independent auditors, is compatible with maintaining the principal auditors' independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 1205 North Cass Street, Wabash, Indiana 46992, no later than 90 days in advance of September 20, 2003, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation, By-laws and Delaware law.

     To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company at least 90 days before the date of the meeting. If, however, less than 100 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Company's By-Laws if the Annual Meeting is held on such date), proposals must instead be received by the Company by the tenth day following the day on which notice of the date of the next annual meeting is mailed or public disclosure of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.


                                 ANNUAL REPORTS

     A copy of the Company's Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the Voting Record Date upon written request to Christine K. Noonan, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY

                                 FFW CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 22, 2002

     The undersigned hereby appoints Timothy A. Sheppard and Roger K. Cromer, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of FFW Corporation (the
"Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 22, 2002 at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m., local time, and at any and all adjournments or postponements thereof, as follows:

I.   The election of the following        FOR    WITHHOLD    FOR ALL EXCEPT
     directors for three-year terms:      [ ]       [ ]          [ ]

     THOMAS L. FRANK    J. STANLEY MYERS    JOHN N. PHILIPPSEN

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


II.  The  ratification  of the
     appointment of Crowe,  Chizek
     and Company LLP as independent
     auditors of the Company for the
     fiscal year ending June 30, 2003.      FOR     AGAINST     ABSTAIN
                                            [ ]       [ ]         [ ]

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote"FOR" the election of the nominees named herein and"FOR" the ratification of the appointment of Crowe, Chizek and Company, LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.

                                           Date ________________________________


_____________________________________      _____________________________________
Stockholder sign above                     Co-holder (if any) sign above

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage-paid envelope provided.

                                 FFW CORPORATION

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2002.

                 PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
               THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE ENCLOSED

_____________________________________

_____________________________________

_____________________________________